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                                                                     EXHIBIT 4.1

                                     GIGA

     Number                                                      Shares
     FBU                  GIGA INFORMATION GROUP, INC.         ----------
         -------

THIS CERTIFICATE IS      INCORPORATED UNDER THE LAWS    SEE REVERSE FOR CERTAIN
TRANSFERABLE IN BOSTON,   OF THE STATE OF DELAWARE            DEFINITIONS
MA OR NEW YORK, NY

                                 COMMON STOCK                    CUSIP

     This Certifies that


     is the owner of

       FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF THE PAR
                  VALUE OF ONE TENTH OF ONE CENT ($.001) EACH

                         GIGA INFORMATION GROUP, INC.

       (hereinafter called the "Corporation") transferable upon the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Restated Certificate of Incorporation and the Amended and Restated By-Laws of the Corporation as from time to time amended (copies of which are on file with the Corporation) to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

             IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by the facsimile signatures of its duly authorized officers and its facsimile corporate seal to be hereunto affixed.

             Dated:

     /s/ Richard B. Goldman       (Corporate Seal)       /s/ Kenneth E. Marshall

     SENIOR VICE PRESIDENT,               PRESIDENT AND CHIEF OPERATING OFFICER
     CHIEF FINANCIAL OFFICER,
     TREASURER AND SECRETARY              COUNTERSIGNED AND REGISTERED:
                                            THE FIRST NATIONAL BANK OF BOSTON
                                              TRANSFER AGENT AND REGISTRAR
                                             BY    /s/ M. RINGIC

                                                   AUTHORIZED SIGNATURE

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                                 (reverse side)

                         GIGA INFORMATION GROUP, INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences, and the relative participating, optional or other rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws of regulations:

                                   UNIF GIFT ACT --         Custodian
                                                   ---------         ---------
     TEN COMM-- as tenants in common                (Cust)            (Minor)
     TEN ENT -- as tenants by the entireties       under Uniform Gifts to Minors
     JT TEN  -- as joint tenants with right of     Act
                survivorship and not as tenants       ------------------------
                in common                                     (State)


    Additional abbreviations may also be used though not in the above list.

 For value received,____________________ hereby sell, assign, and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSSIGNEE

- ----------------------------------------

- ----------------------------------------

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING
                         POSTAL ZIP CODE OF ASSIGNEE)

- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------Shares
   of the capital stock represented by the within Certificate, and to hereby irrevocably constitute and appoint

- ------------------------------------------------------------------------Attorney
 to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------         ---------------------------------------------
                                   NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate, in every particular, without alteration or enlargement, or any change whatever.

SIGNATURE(S) GUARANTEED:
                        -------------------------------------------------------
                         THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.